Property, Plant and Equipment, Net	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment, Net

Note F: Property, Plant and Equipment, Net

December 31
(add 000)	2012	2011
Land and land improvements	$645,095	$620,940
Mineral reserves and interests	430,884	421,820
Buildings	116,332	111,796
Machinery and equipment	2,511,222	2,407,045
Construction in progress	109,054	127,091
	3,812,587	3,688,692
Less allowances for depreciation, depletion and amortization	(2,059,346)	(1,914,401)
Total	$1,753,241	$1,774,291

Depreciation, depletion and amortization expense related to property, plant and equipment was $171,940,000, $169,974,000 and $178,426,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

Interest cost of $2,537,000, $1,816,000 and $2,129,000 was capitalized during 2012, 2011 and 2010, respectively.

At December 31, 2012 and 2011, $69,073,000 and $72,181,000, respectively, of the Aggregate business’ net fixed assets were located in foreign countries, namely the Bahamas and Canada.